UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
January 12, 2005

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-22025	94-3096597
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(734) 930-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 28, 2004 Aastrom Biosciences filed a Current Report on Form 8-K announcing its agreement to sell shares of common stock and warrants to purchase shares of common stock to two institutional investors. The warrants were exercisable from April 28, 2005 through October 27, 2008 and permitted the holder to purchase shares of common stock at $1.74 per share. The form of those warrants was filed as an exhibit to that Form 8-K.

     On January 12, 2005 Aastrom waived the provision in the warrants that restricted exercise prior to April 28, 2005, so that those warrants may now be exercised at any time through October 27, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2005

AASTROM BIOSCIENCES, INC.

	By:	/s/ Alan M. Wright

Alan M. Wright
Senior Vice President, Administrative and Financial Operations, CFO

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